Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of the Sauer-Danfoss Employees' Savings Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karl J. Schmidt, Chief Financial Officer of Sauer-Danfoss Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

        (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: June 26, 2003                                                                              Karl J. Schmidt
                                                                                                              Karl J. Schmidt
                                                                                                              Executive Vice President and Chief Financial
                                                                                                              Officer